UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2012
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300 La Jolla, California  92037
(Address of principal executive offices, including Zip Code)

(858) 456-6022
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A is being furnished solely for the purpose of including Exhibit 99.1, which due to a clerical error, was not included in the Form 8-K furnished earlier today. Exhibit 99.1 is provided pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Filing.

Section 2 Financial Information

Item 2.02	Results of Operations and Financial Condition

PICO Holdings, Inc. issued a press release on November 9, 2012 announcing its financial results for the three and nine months ended September 30, 2012.  The press release is attached hereto as Exhibit 99.1 and is being furnished (not filed) under Item 2.02 of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release of PICO Holdings, Inc. dated November 9, 2012 (financial results for the three and nine months ended September 30, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 13, 2012

PICO HOLDINGS, INC.

By: /s/ John T. Perri

John T. Perri
Vice President, Chief Accounting Officer

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